                    [ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file
number: 811-8460
       -------------------------------------------------

Morgan Stanley Global Opportunity Bond Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1221 Avenue of the America's 22nd Floor New York, NY 10020
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, 33rd Floor New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area
code: 1-800-221-6726
     -----------------------------------

Date of fiscal year
end: 12/31
    --------------------------------------------------------------
Date of reporting
period: 12/31
       --------------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund's as annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows: [Provide annual report.]

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

DIRECTORS
CHARLES A. FIUMEFREDDO                  RONALD E. ROBISON
MICHAEL BOZIC                           EXECUTIVE VICE PRESIDENT
EDWIN J. GARN                           AND PRINCIPAL EXECUTIVE
WAYNE E. HEDIEN                         OFFICER
JAMES F. HIGGINS
DR. MANUEL H. JOHNSON                   JOSEPH J. MCALINDEN
JOSEPH J. KEARNS                        VICE PRESIDENT
MICHAEL NUGENT
PHILIP J. PURCELL                       BARRY FINK
FERGUS REID                             VICE PRESIDENT

OFFICERS                                STEFANIE V. CHANG
CHARLES A. FIUMEFREDDO                  VICE PRESIDENT
CHAIRMAN OF THE BOARD
                                        JAMES W. GARRETT
                                        TREASURER AND CHIEF
MITCHELL M. MERIN                       FINANCIAL OFFICER
PRESIDENT
                                        MICHAEL J. LEARY
                                        ASSISTANT TREASURER

                                        MARY E. MULLIN
                                        SECRETARY

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

ADMINISTRATOR
JPMORGAN INVESTOR SERVICES COMPANY
73 TREMONT STREET
BOSTON, MASSACHUSETTS 02108

CUSTODIAN
JPMORGAN CHASE BANK
270 PARK AVENUE
NEW YORK, NEW YORK 10017

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
1-(800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE US LLP
200 PARK AVENUE
NEW YORK, NEW YORK 10166

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116

FOR ADDITIONAL FUND INFORMATION, INCLUDING THE FUND'S NET ASSET VALUE PER SHARE AND INFORMATION REGARDING THE INVESTMENTS COMPRISING THE FUND'S PORTFOLIO, PLEASE CALL 1-800-221-6726 OR VISIT OUR WEBSITE AT www.morganstanley.com/im.

(C) 2004 MORGAN STANLEY


                                             ANNUAL REPORT

                                             DECEMBER 31, 2003


[MORGAN STANLEY LOGO]


MORGAN STANLEY
GLOBAL OPPORTUNITY BOND FUND,
INC.


MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

LETTER TO STOCKHOLDERS         OVERVIEW

PERFORMANCE
For the year ended December 31, 2003, the Morgan Stanley Global Opportunity Bond Fund, Inc. ("the Fund") had a total return based on net asset value per share of 34.16%, compared to 26.85% for the Emerging Markets Bond/U.S. High Yield Blended Composite (the "Index"). The Index is comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the C.S. First Boston High Yield Index. At December 31, 2003, the Fund's investments in debt instruments were comprised of 58% emerging markets debt securities and 42% U.S. high yield securities. However, the Fund's weightings in these asset classes are not restricted and will, under normal circumstances, fluctuate depending on market conditions. On December 31, 2003, the closing price of the Fund's shares on the New York Stock Exchange was $7.75, representing a 2.0% discount to the Fund's net asset value per share.

FACTORS AFFECTING PERFORMANCE
   - The rally in the high yield market that began in October of 2002 not only continued, but accelerated throughout 2003 and this past year will go down in history as the second best year ever, since the asset class developed in the mid-1980's. The large price appreciation experienced in the market was driven by an improving economy, record inflows into the asset class and improved corporate earnings. Finally, the number of defaults declined significantly during the year as the Moody's issuer-based default rate fell from a high of 10.8% in January of 2002 to 5.3% in 2003. The spread of the high yield index tightened by 461 basis points during the year to close at 486 over U.S. Treasuries.
   - Within high yield, wireless communications, utilities, telecom and cable were the best performing industries with returns around 50%. Not coincidentally, these were the main sectors that had performed very poorly in 2001 and 2002. All industries posted positive returns during the year, but the lagging sectors were consumer products, food & drug and forest products.
   - In emerging markets debt (EMD), 2003 was also a remarkable year. With the exception of a brief summer respite, the market rallied from start to finish with yield spreads on the J.P. Morgan EMBI Global Index plummeting by more than 300 basis points versus U.S. Treasuries. Thanks to this significant yield-spread compression and attractive coupon income, the asset class generated total returns in excess of 25-percent -- one of its best years on record.
   - Supportive external conditions -- including strong global economic growth, rising commodity prices and ample global liquidity -- in conjunction with significant improvements in emerging-markets fundamentals led to a dramatic reduction of sovereign risk and improved credit quality over the course of the year. Most remarkably, Moody's upgrade of Russia's credit-quality rating to Baa3 shifted over half of the Index's market value to investment-grade status; clearly, this represented a dramatic change from the 1998 environment when Russia's default led many to speculate about the "death" of the asset class.
MANAGEMENT STRATEGIES
   - In the EMD portion of the Fund, key factors contributing to our favorable relative performance last year included our overweights in Brazil, Peru and Russia, as well as an underweight to the Asian region. In addition, effective interest rate risk management during the second half of the year aided performance. An underweight allocation to Ecuador part of the year detracted from relative returns.
   - From a country-specific standpoint, both Brazil and Ecuador generated some of the asset class' best returns last year. In both cases, the newly elected presidents pleasantly surprised deeply skeptical investors with their ability to implement reasonable policies. In Brazil, President Lula adhered to cautious fiscal and monetary policies and negotiated approval of crucial structural reforms with the Brazilian congress. In Ecuador, President Gutierrez's adherence to International Monetary Fund commitments -- albeit with hiccups -- allowed his nation to benefit from higher oil production and prices. Better-than-expected economic performance and favorable external conditions led the value of Brazilian and Ecuadorian assets to increase by almost 70-percent and 100-percent, respectively, during 2003.
   - In the high yield portion of the Fund, good security selection in metals, wireless communications, telecommunications, broadcasting, chemicals and utilities were the main items that added to relative performance. In addition, our underweight to the consumer product sector added to performance as this sector lagged the overall market. Finally, our use of leverage in this Fund during the year was particularly beneficial in a year with such strong price appreciation.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

LETTER TO STOCKHOLDERS
(CONT'D)                       OVERVIEW

 - On the negative side, our lower allocation to CCC rated securities, particularly in the second half of the year, detracted from relative returns. In addition, our underweight to the utility sector hurt performance as this sector rebounded strongly from the poor performance experienced most of the previous year. Finally, our security selection in healthcare, technology and financials detracted from performance, which was mainly due to our selecting higher rated companies that lagged the larger returns of lower-rated bonds.
   - During the year using our bottom-up security selection, we increased our exposure to both utilities and consumer products, but remained underweight in both sectors, relative to the Index. We also increased our allocation to manufacturing and wireless communications where we found several companies that represented good value. The very large new issue calendar gave us many opportunities to initiate new positions, but we were very selective as many issues were either not priced attractively or did not have good fundamentals. We decreased our exposure to several sectors including financials, gaming, transportation and metals. We sold several higher quality positions in financials, gaming, and healthcare as we felt they would perform poorly in a rising interest rate environment due to their higher correlation to U.S. Treasuries. We also slightly decreased our exposure to CCC rated securities as we feel many are over-valued due to their extremely high price appreciation over the past fourteen months. At year-end, our main over-weighted sectors were in manufacturing, chemicals, housing, and wireless communications while our main sector underweights include utilities, consumer products, financials, aerospace and services.


Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
Executive Vice President and Principal Executive Officer

                                                                    January 2004


--------------------------------------------------------------------------------
THE FUND ANNOUNCED IN JANUARY 2004, THAT IT WILL BE MANAGED BY THE TAXABLE FIXED INCOME TEAM. CURRENT MEMBERS OF THE TEAM, ALL OF MORGAN STANLEY INVESTMENT MANAGEMENT, INCLUDE SHEILA FINNERTY, A MANAGING DIRECTOR, ABIGAIL MCKENNA, A MANAGING DIRECTOR, GORDON LOERY, AN EXECUTIVE DIRECTOR, ERIC BAURMEISTER, AN EXECUTIVE DIRECTOR AND FEDERICO KAUNE, VICE PRESIDENT.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

STATEMENT OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL
VALUE OF INVESTMENTS)          STATEMENT OF NET ASSETS
                               DECEMBER 31, 2003

                                                     FACE
                                                   AMOUNT                  VALUE
                                                    (000)                  (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (96.7%)
================================================================================
ARGENTINA (0.6%)
SOVEREIGN (0.6%)
  Republic of Argentina
    76.953%, 4/10/05                          $       370 (a)         $      124
  Republic of Argentina Discount Bond
    2.063%, 3/31/23                                   150 (a)                 75
  Republic of Argentina Par Bond
    6.00%, 3/31/23                                     41 (a)                 20
--------------------------------------------------------------------------------
                                                                             219
================================================================================
BELGIUM (0.2%)
CORPORATE (0.2%)
  Telenet Communications NV
    9.00%, 12/15/13                         EUR        65 (b)                 85
  Telenet Group Holding NV
    0.00%, 6/15/14                            $        10 (c)                  6
--------------------------------------------------------------------------------
                                                                              91
================================================================================
BRAZIL (12.8%)
SOVEREIGN (12.8%)
  Federative Republic of Brazil
    8.00%, 4/15/14                                    628 (d)                621
    8.875%, 4/15/24                                 1,170 (d)              1,142
    11.00%, 8/17/40                                 1,220                  1,348
    11.25%, 7/26/07                                   450                    529
    12.25%, 3/6/30                                    360                    450
    14.50%, 10/15/09                                  630                    827
--------------------------------------------------------------------------------
                                                                           4,917
================================================================================
BULGARIA (0.8%)
SOVEREIGN (0.8%)
  Republic of Bulgaria
    8.25%, 1/15/15                                    141                    166
  Republic of Bulgaria (Registered)
    8.25%, 1/15/15                                    120                    142
--------------------------------------------------------------------------------
                                                                             308
================================================================================
CANADA (0.8%)
CORPORATE (0.8%)
  Husky Oil Co.
    8.90%, 8/15/28                                    155 (e)(d)             180
  Tembec Industries, Inc.
    8.50%, 2/1/11                                     140                    145
--------------------------------------------------------------------------------
                                                                             325
================================================================================
CHILE (1.0%)
CORPORATE (1.0%)
  Empresa Nacional de Petroleo
    6.75%, 11/15/12                                   350 (b)                386
================================================================================
COLOMBIA (0.8%)
SOVEREIGN (0.8%)
  Republic of Colombia
    9.75%, 4/9/11                             $       258             $      294
================================================================================
DOMINICAN REPUBLIC (0.3%)
SOVEREIGN (0.3%)
  Dominican Republic Bond
    9.04%, 1/23/13                                    180                    134
================================================================================
ECUADOR (2.4%)
SOVEREIGN (2.4%)
  Republic of Ecuador
    7.00%, 8/15/30                                  1,180 (c)                915
================================================================================
FRANCE (0.5%)
CORPORATE (0.5%)
  Rhodia SA
    8.875%, 6/1/11                                    110 (b)                102
  Vivendi Universal SA
    9.25%, 4/15/10                                     85 (b)                101
--------------------------------------------------------------------------------
                                                                             203
================================================================================
GERMANY (0.6%)
CORPORATE (0.6%)
  Messer Griesheim GmbH
    10.375%, 6/1/11                         EUR       150                    220
================================================================================
GUERNSEY (0.2%)
CORPORATE (0.2%)
  ABB International Finance Ltd.
    11.00%, 1/15/08                                    50                     71
================================================================================
INDONESIA (1.0%)
CORPORATE (1.0%)
  Pindo Deli Finance Mauritius
    10.75%, 10/1/07                           $       990 (a)(b)             208
  Tjiwi Kimia Finance Mauritius Ltd.
    10.00%, 8/1/04                                    140 (a)                 45
  Tjiwi Kimia International Global Bond
    13.25%, 8/1/49                                    390 (a)                127
--------------------------------------------------------------------------------
                                                                             380
================================================================================
IRELAND (0.5%)
CORPORATE (0.5%)
  JSG Funding plc
    10.125%, 10/1/12                        EUR       125                    178
================================================================================
IVORY COAST (0.1%)
SOVEREIGN (0.1%)
  Republic of Ivory Coast Bond
    2.00%, 3/29/18                            $       180 (a)                 29
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

STATEMENT OF NET ASSETS
(CONT'D)                       STATEMENT OF NET ASSETS
                               DECEMBER 31, 2003

                                                     FACE
                                                   AMOUNT                  VALUE
                                                    (000)                  (000)
--------------------------------------------------------------------------------
LUXEMBOURG (0.7%)
CORPORATE (0.7%)
  Safilo Capital International SA
    9.625%, 5/15/13                         EUR       115 (b)         $      124
  Tyco International Group SA
    6.375%, 10/15/11                          $        35                     38
    6.75%, 2/15/11                                     95 (d)                104
--------------------------------------------------------------------------------
                                                                             266
================================================================================
MALAYSIA (0.8%)
SOVEREIGN (0.8%)
  Government of Malaysia
    7.50%, 7/15/11                                    260                    308
================================================================================
MEXICO (11.5%)
CORPORATE (3.9%)
  AXtel SA
    11.00%, 12/15/13                                  100 (b)                102
  Pemex Project Funding Master
    Trust
    2.95%, 10/15/09                                   210 (e)(b)             215
    9.125%, 10/13/10                                  360                    429
  Petroleos Mexicanos
    9.50%, 9/15/27                                    250                    299
  Petroleos Mexicanos (Registered)
    8.625%, 12/1/23                                   250                    276
  Satelites Mexicanos SA de CV
    10.125%, 11/1/04                                  376 (a)                171
--------------------------------------------------------------------------------
                                                                           1,492
--------------------------------------------------------------------------------
SOVEREIGN (7.6%)
  United Mexican States
    8.375%, 1/14/11                                   600                    714
    10.375%, 2/17/09                                  120                    152
    11.375%, 9/15/16                                1,445                  2,052
--------------------------------------------------------------------------------
                                                                           2,918
--------------------------------------------------------------------------------
                                                                           4,410
================================================================================
NIGERIA (0.6%)
SOVEREIGN (0.6%)
  Central Bank of Nigeria Par Bond
    6.25%, 11/15/20                                   250 (c)                223
================================================================================
PANAMA (0.8%)
SOVEREIGN (0.8%)
  Republic of Panama
    9.375%, 4/1/29                                    150                    170
    9.625%, 2/8/11                                    120                    139
--------------------------------------------------------------------------------
                                                                             309
================================================================================
PERU (1.6%)
SOVEREIGN (1.6%)
  Republic of Peru
    8.75%, 11/21/33                           $       200             $      201
    9.875%, 2/6/15                                    355                    414
--------------------------------------------------------------------------------
                                                                             615
================================================================================
PHILIPPINES (0.8%)
SOVEREIGN (0.8%)
  Republic of Philippines
    9.375%, 1/18/17                                   302                    327
================================================================================
QATAR (0.4%)
SOVEREIGN (0.4%)
  State of Qatar
    9.75%, 6/15/30                                    110                    156
================================================================================
RUSSIA (10.6%)
SOVEREIGN (10.6%)
  Russian Federation
    5.00%, 3/31/30                                  2,204 (c)              2,132
    5.00%, 3/31/30                                    401 (c)(b)             388
    8.25%, 3/31/10                                    320                    358
    11.00%, 7/24/18                                   601                    810
    12.75%, 6/24/28                                   245                    390
--------------------------------------------------------------------------------
                                                                           4,078
================================================================================
SOUTH AFRICA (1.0%)
SOVEREIGN (1.0%)
  Republic of South Africa
    8.50%, 6/23/17                                    310                    371
================================================================================
SOUTH KOREA (0.3%)
SOVEREIGN (0.3%)
  Republic of Korea
    4.25%, 6/1/13                                     130                    126
================================================================================
TUNISIA (0.2%)
SOVEREIGN (0.2%)
  Banque Centrale de Tunisie
    7.375%, 4/25/12                                    70                     79
================================================================================
TURKEY (1.5%)
SOVEREIGN (1.5%)
  Republic of Turkey
    11.50%, 1/23/12                                   240                    307
    11.75%, 6/15/10                                   100                    127
    12.375%, 6/15/09                                  110                    141
--------------------------------------------------------------------------------
                                                                             575
================================================================================
UKRAINE (0.5%)
SOVEREIGN (0.5%)
  Ukraine Government
    11.00%, 3/15/07                                   190                    213
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

STATEMENT OF NET ASSETS
(CONT'D)                       STATEMENT OF NET ASSETS
                               DECEMBER 31, 2003

                                                     FACE
                                                   AMOUNT                  VALUE
                                                    (000)                  (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (0.4%)
CORPORATE (0.4%)
  Avecia Group plc
    11.00%, 7/1/09                            $        90             $       81
  Esprit Telecom Group plc
    11.00%, 6/15/08                         EUR       233 (a)(f)              --@
  Xerox Capital Europe plc
    5.875%, 5/15/04                           $        60                     61
--------------------------------------------------------------------------------
                                                                             142
================================================================================
UNITED STATES (40.6%)
CORPORATE (40.6%)
  ABB Finance, Inc.
    6.75%, 6/3/04                                      25                     24
  Advanstar Communications, Inc.
    8.68%, 8/15/08                                    150 (b)(e)             158
    10.75%, 8/15/10                                    20 (b)                 22
  AES Corp. (The)
    8.875%, 2/15/11                                     9                     10
    9.00%, 5/15/15                                    100 (b)                113
    9.375%, 9/15/10                                    16                     18
  Allegheny Energy, Inc.
    7.75%, 8/1/05                                      35                     35
  Allied Waste North America
    8.875%, 4/1/08                                    160 (d)                180
  Altria Group, Inc.
    7.00%, 11/4/13                                    120                    128
  American Tower Corp.
    6.25%, 10/15/09                                   180                    182
    9.375%, 2/1/09                                     45                     48
  AmerisourceBergen Corp.
    8.125%, 9/1/08                                    140 (d)                159
  Amsted Industries, Inc.
    10.25%, 10/15/11                                   85 (b)                 94
  AutoNation, Inc.
    9.00%, 8/1/08                                     100 (d)                115
  Avalon Cable Holding Finance, Inc.
    11.875%, 12/1/08                                   28 (c)                 30
  Avaya, Inc.
    11.125%, 4/1/09                                   120                    141
  Brand Services, Inc.
    12.00%, 10/15/12                                   50                     58
  BRL Universal Equipment
    8.875%, 2/15/08                                   120 (d)                129
  C.B. Richard Ellis, Inc.
    11.25%, 6/15/11                                   150                    170
  CA FM Lease Trust
    8.50%, 7/15/17                                    112 (b)                127
  Calpine Corp.
    8.50%, 7/15/10                                     50 (b)(d)              49
    8.50%, 2/15/11                                     85 (d)                 68
  Charter Communications Holdings
    LLC
    0.00%, 1/15/11                            $       115 (c)(d)      $       86
    9.625%, 11/15/09                                   25                     22
    10.25%, 1/15/10                                    75                     67
    10.75%, 10/1/09                                    35                     32
  Chesapeake Energy Corp.
    7.50%, 9/15/13                                    125                    136
  Citgo Petroleum Corp.
    11.375%, 2/1/11                                    45                     52
  CMS Energy Corp.
    7.50%, 1/15/09                                     15                     16
    8.50%, 4/15/11                                     75 (d)                 81
  Couche-Tard Finance Corp.
    7.50%, 12/15/13                                    25 (b)                 26
  CSC Holdings, Inc.
    7.25%, 7/15/08                                     20                     21
    8.125%, 7/15/09                                    95 (d)                103
    9.875%, 2/15/13                                    30                     32
    10.50%, 5/15/16                                    20                     23
  Delhaize America, Inc.
    8.125%, 4/15/11                                   145 (d)                167
  Dex Media, Inc.
    0.00%, 11/15/13                                   140 (b)(c)              99
  Dex Media East LLC
    12.125%, 11/15/12                                  75                     93
  Dex Media West LLC
    9.875%, 8/15/13                                    70 (b)                 82
  DirecTV Holdings LLC
    8.375%, 3/15/13                                   130 (d)                151
  Dobson Communications
    Corp.
    10.875%, 7/1/10                                    70                     77
  Dynegy Holdings, Inc.
    6.875%, 4/1/11                                    120 (d)                111
    9.875%, 7/15/10                                    75 (b)(d)              85
  Echostar DBS Corp.
    6.375%, 10/1/11                                    30 (b)                 31
    9.125%, 1/15/09                                   110 (d)                124
    9.375%, 2/1/09                                     95                    100
  El Paso Production Holding Co.
    7.75%, 6/1/13                                     135 (b)(d)             134
  Encompass Services Corp.
    10.50%, 5/1/09                                     75 (a)(f)              --@
  Equistar Chemicals LP
    10.125%, 9/1/08                                   110 (d)                121
    10.625%, 5/1/11                                    20                     22
  Exodus Communications, Inc.
    11.625%, 7/15/10                                  164 (a)(f)              --@
  Fisher Scientific International, Inc.
    8.00%, 9/1/13                                      15 (b)                 16
    8.125%, 5/1/12                                     56                     60

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

STATEMENT OF NET ASSETS
(CONT'D)                       STATEMENT OF NET ASSETS
                               DECEMBER 31, 2003

                                                     FACE
                                                   AMOUNT                  VALUE
                                                    (000)                  (000)
--------------------------------------------------------------------------------
UNITED STATES (CONT'D)
CORPORATE (CONT'D)
  Flowserve Corp.
    12.25%, 8/15/10                           $        35             $       41
  FMC Corp.
    10.25%, 11/1/09                                    50                     59
  Fresenius Medical Care Capital Trust II
    7.875%, 2/1/08                                    125                    134
  General Cable Corp.
    9.50%, 11/15/10                                    45 (b)                 48
  General Nutrition Centers, Inc.
    8.50%, 12/1/10                                     65 (b)                 67
  Georgia-Pacific Corp.
    8.875%, 2/1/10                                    175 (d)                200
  Granite Broadcasting Corp.
    9.75%, 12/1/10                                     60 (b)                 60
  Graphic Packaging International Corp.
    9.50%, 8/15/13                                    115 (b)(d)             128
  GulfTerra Energy Partners LP
    8.50%, 6/1/10                                      30                     34
    10.625%, 12/1/12                                  112 (d)                139
  Hanover Compressor Co.
    8.625%, 12/15/10                                   25                     26
  Hanover Equipment Trust
    8.50%, 9/1/08                                      70                     75
    8.75%, 9/1/11                                      35                     37
  Harrah's Operating Co., Inc.
    7.875%, 12/15/05                                  120 (d)                131
  HCA, Inc.
    7.58%, 9/15/25                                     65 (d)                 68
    7.69%, 6/15/25                                     65 (d)                 69
  Hilcorp Energy I LP
    10.50%, 9/1/10                                    100 (b)                110
  Hilton Hotels Corp.
    7.625%, 12/1/12                                    30 (d)                 34
    7.95%, 4/15/07                                    115 (d)                128
  Hollinger Participation Trust, PIK
    12.125%, 11/15/10                                 116 (b)                138
  Horseshoe Gaming Holding Corp.
    8.625%, 5/15/09                                   120 (d)                127
  Host Marriott Corp.
    7.875%, 8/1/05                                     40                     41
    7.875%, 8/1/08                                     35                     37
  Host Marriott LP
    7.125%, 11/1/13                                    55 (b)                 56
  Huntsman International LLC
    10.125%, 7/1/09                                   150 (d)                155
  Interep National Radio Sales, Inc.
    10.00%, 7/1/08                                    110                     98
  Intermet Corp.
    9.75%, 6/15/09                                     95                     98
  Ipalco Enterprises, Inc.
    8.625%, 11/14/11                          $        30             $       34
  Iron Mountain, Inc.
    7.75%, 1/15/15                                     40 (d)                 42
    8.625%, 4/1/13                                    130 (d)                141
  ISP Holdings, Inc.
    10.625%, 12/15/09                                 155 (d)                171
  iStar Financial, Inc.
    8.75%, 8/15/08                                    125 (d)                145
  Jacuzzi Brands, Inc.
    9.625%, 7/1/10                                    120 (b)                133
  Johnsondiversey, Inc.
    9.625%, 5/15/12                                   125                    140
    9.625%, 5/15/12                         EUR        25                     35
  Knology, Inc., PIK
    12.00%, 11/30/09                          $       101 (b)                101
  Koppers, Inc.
    9.875%, 10/15/13                                   30 (b)                 33
  KRATON Polymers LLC
    8.125%, 1/15/14                                    15 (b)                 16
  Laidlaw International, Inc.
    10.75%, 6/15/11                                   120 (b)                136
  Lear Corp.
    8.11%, 5/15/09                                    125 (d)                148
  LNR Property Corp.
    7.25%, 10/15/13                                    40                     41
    7.625%, 7/15/13                                   130 (b)(d)             137
  Lodgenet Entertainment Corp.
    9.50%, 6/15/13                                     60                     66
  Louisiana-Pacific Corp.
    8.875%, 8/15/10                                    30 (d)                 36
    10.875%, 11/15/08                                  45 (d)                 54
  Magnum Hunter Resources, Inc.
    9.60%, 3/15/12                                     65                     74
  Manitowoc Co., Inc.
    10.375%, 5/15/11                        EUR       120                    168
    10.50%, 8/1/12                            $        10                     11
  Manor Care, Inc.
    7.50%, 6/15/06                                     10                     11
    8.00%, 3/1/08                                      35                     40
  Medco Health Solutions, Inc.
    7.25%, 8/15/13                                     45                     49
  Meritage Corp.
    9.75%, 6/1/11                                      45                     51
  MetroPCS, Inc.
    10.75%, 10/1/11                                   105 (b)                105
  MGM Mirage
    6.00%, 10/1/09                                     90 (d)                 93
  Michael Foods, Inc.
    8.00%, 11/15/13                                    75 (b)                 79

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

STATEMENT OF NET ASSETS
(CONT'D)                       STATEMENT OF NET ASSETS
                               DECEMBER 31, 2003

                                                     FACE
                                                   AMOUNT                  VALUE
                                                    (000)                  (000)
--------------------------------------------------------------------------------
UNITED STATES (CONT'D)
CORPORATE (CONT'D)
  Millennium America, Inc.
    7.00%, 11/15/06                           $        60             $       62
    9.25%, 6/15/08                                     70                     77
  Monongahela Power Co.
    5.00%, 10/1/06                                    105                    107
  MSW Energy Holdings LLC
    7.375%, 9/1/10                                     85 (b)                 89
    8.50%, 9/1/10                                      20 (b)                 22
  Murrin Murrin Holdings Property Ltd.
    9.375%, 8/31/07                                   365 (a)(f)              --@
  Muzak LLC
    9.875%, 3/15/09                                    95                     92
    10.00%, 2/15/09                                    70                     75
  Nalco Co.
    7.75%, 11/15/11                                   115 (b)                124
  National Beef Packing Co. LLC
    10.50%, 8/1/11                                     45 (b)                 47
  National Nephrology Associates, Inc.
    9.00%, 11/1/11                                     20 (b)                 21
  Nevada Power Co.
    9.00%, 8/15/13                                     85 (b)                 94
  Nexstar Finance, Inc.
    7.00%, 1/15/14                                     35 (b)                 35
  Nextel Communications, Inc.
    9.375%, 11/15/09                                  200 (d)                219
  Nextel Partners, Inc.
    11.00%, 3/15/10                                    85 (d)                 94
  Nextmedia Operating, Inc.
    10.75%, 7/1/11                                    120 (d)                137
  NMHG Holding Co.
    10.00%, 5/15/09                                    60                     67
  Nortek Holdings, Inc.
    0.00%, 5/15/11                                    215 (b)(c)             156
    9.25%, 3/15/07                                     25                     26
  Northwest Pipeline Corp.
    8.125%, 3/1/10                                     20                     22
  Omnicare, Inc.
    8.125%, 3/15/11                                    55                     60
  Owens-Brockway
    8.75%, 11/15/12                                    25                     28
  Owens-Illinois, Inc.
    7.50%, 5/15/10                                    205 (d)                211
  Oxford Industries, Inc.
    8.875%, 6/1/11                                     45 (b)                 49
  Park Place Entertainment Corp.
    7.875%, 12/15/05                                  145                    156
    8.875%, 9/15/08                                   110                    125
  Payless Shoesource, Inc.
    8.25%, 8/1/13                                     135                    131
  Pegasus Communications Corp.
    9.75%, 12/1/06                            $        30             $       27
    12.50%, 8/1/07                                     25                     24
  Pegasus Satellite Communications, Inc.
    0.00%, 3/1/07                                      10 (c)                  9
  PEI Holdings, Inc.
    11.00%, 3/15/10                                    45                     52
  Penney (JC) Co., Inc.
    6.875%, 10/15/15                                   10 (d)                 11
    7.60%, 4/1/07                                      15                     17
    8.00%, 3/1/10                                      55 (d)                 63
    9.00%, 8/1/12                                      45 (d)                 54
  PG&E Corp.
    6.875%, 7/15/08                                    45 (b)                 49
  Pilgrim's Pride Corp.
    9.625%, 9/15/11                                   160                    177
  Pliant Corp.
    13.00%, 6/1/10                                     90                     83
  PPC Escrow Corp.
    9.25%, 11/15/13                                    45 (b)                 47
  Primedia, Inc.
    8.875%, 5/15/11                                   110 (d)                117
  Primus Telecommunications Group, Inc.
    11.25%, 1/15/09                                    85                     91
  PSEG Energy Holdings LLC
    8.625%, 2/15/08                                    85 (d)                 93
  Qwest Corp.
    5.625%, 11/15/08                                  100                     99
    6.625%, 9/15/05                                    50                     52
  Qwest Services Corp.
    13.00%, 12/15/07                                   95 (b)                112
  Rayovac Corp.
    8.50%, 10/1/13                                     65                     69
  Renaissance Media Group LLC
    10.00%, 4/15/08                                    45 (c)                 47
  Rhythms NetConnections, Inc.
    13.50%, 5/15/08                                   574 (a)(f)              --@
    14.00%, 2/15/10                                   181 (a)(f)              --@
  Rockwood Specialties Group, Inc.
    10.625%, 5/15/11                                   70 (b)                 78
  Salem Communications Holding Corp.
    9.00%, 7/1/11                                     100 (d)                109
  SBA Communications Corp.
    0.00%, 12/15/11                                    60 (c)(b)              43
    10.25%, 2/1/09                                     85                     84
    12.00%, 3/1/08                                     23 (c)                 25
  Schuler Homes, Inc.
    9.375%, 7/15/09                                   120 (d)                136
  Simmons Co.
    7.875%, 1/15/14                                    20 (b)                 20

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

STATEMENT OF NET ASSETS
(CONT'D)                       STATEMENT OF NET ASSETS
                               DECEMBER 31, 2003

                                                     FACE
                                                   AMOUNT                  VALUE
                                                    (000)                  (000)
--------------------------------------------------------------------------------
UNITED STATES (CONT'D)
CORPORATE (CONT'D)
  Smithfield Foods, Inc.
    7.625%, 2/15/08                           $       115 (d)         $      117
    8.00%, 10/15/09                                    50 (d)                 53
  Sonic Automotive, Inc.
    8.625%, 8/15/13                                    85                     90
    8.625%, 8/15/13                                    35 (b)                 37
  Southern Natural Gas Co.
    8.875%, 3/15/10                                    45                     51
  Starwood Hotels & Resorts
    Worldwide, Inc.
    7.875%, 5/1/12                                    125 (d)                141
  Station Casinos, Inc.
    8.875%, 12/1/08                                    75                     78
    9.875%, 7/1/10                                    150 (d)                166
  Technical Olympic USA, Inc.
    9.00%, 7/1/10                                      35                     38
    9.00%, 7/1/10                                      45                     49
    10.375%, 7/1/12                                    90 (d)                101
  Tekni-Plex, Inc.
    8.75%, 11/15/13                                    40 (b)                 42
    12.75%, 6/15/10                                    85                     93
  Tempur-Pedic, Inc. and
    Tempur Production USA,
    Inc.
    10.25%, 8/15/10                                    42 (b)                 47
  Tenet Healthcare Corp.
    6.50%, 6/1/12                                      45 (d)                 43
    7.375%, 2/1/13                                     95 (d)                 96
  Tesoro Petroleum Corp.
    9.00%, 7/1/08                                      55                     57
    9.625%, 4/1/12                                     50                     55
  Transcontinental Gas Pipe Line Corp.
    8.875%, 7/15/12                                    40                     48
  Trimas Corp.
    9.875%, 6/15/12                                   165                    173
  TRW Automotive, Inc.
    9.375%, 2/15/13                                   115                    132
  UCAR Finance, Inc.
    10.25%, 2/15/12                                    90                    104
  United Rentals North America, Inc.
    7.75%, 11/15/13                                    90 (b)                 92
  United States Steel Corp.
    9.75%, 5/15/10                                     85                     96
  Venetian Casino Resort LLC
    11.00%, 6/15/10                                    60                     70
  Viatel, Inc.
    12.50%, 4/15/08                                   630 (a)(f)              --@
  Vintage Petroleum, Inc.
    7.875%, 5/15/11                                    25                     27
    9.75%, 6/30/09                                    125                    132
  Waste Management, Inc.
    7.125%, 12/15/17                          $        40             $       45
    7.65%, 3/15/11                                     50 (d)                 58
  Westlake Chemical Corp.
    8.75%, 7/15/11                                     45 (b)                 50
  Williams Cos., Inc.
    6.75%, 1/15/06                                     10 (e)                 10
    7.875%, 9/1/21                                    155                    164
  Xerox Corp.
    7.125%, 6/15/10                                   105                    113
--------------------------------------------------------------------------------
                                                                          15,638
================================================================================
VENEZUELA (1.8%)
SOVEREIGN (1.8%)
  Republic of Venezuela
    9.25%, 9/15/27                                    230                    210
    10.75%, 9/19/13                                   460                    492
--------------------------------------------------------------------------------
                                                                             702
================================================================================
TOTAL DEBT INSTRUMENTS
  (Cost $35,500)                                                          37,208
================================================================================

                                                   SHARES
--------------------------------------------------------------------------------
COMMON STOCKS (0.2%)
================================================================================
SWEDEN (0.1%)
  Song Networks Holding AB                          4,447 (g)                 41
================================================================================
UNITED STATES (0.1%)
  Motient Corp.                                     7,057 (g)                 29
  Paxson Communications
    Corp.                                           2,142 (f)                 --@
--------------------------------------------------------------------------------
                                                                              29
================================================================================
TOTAL COMMON STOCKS
  (Cost $110)                                                                 70
================================================================================
PREFERRED STOCKS (1.3%)
================================================================================
SWEDEN (0.0%)
  Song Networks Holding AB, 0.00%                   1,059 (e)(f)(g)            5
================================================================================
UNITED STATES (1.3%)
  Dobson Communications
    Corp., PIK 6.00%                                  150 (b)                 27
  Dobson Communications
    Corp., PIK 13.00%                                 125                    134
  Paxson Communications
    Corp., PIK 14.25%                                  15                    138
  TNP Enterprises, Inc., PIK
    14.50%                                            181                    196
--------------------------------------------------------------------------------
                                                                             495
================================================================================
TOTAL PREFERRED STOCKS
  (Cost $321)                                                                500
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

STATEMENT OF NET ASSETS
(CONT'D)                       STATEMENT OF NET ASSETS
                               DECEMBER 31, 2003

                                                   NO. OF                  VALUE
                                                 WARRANTS                  (000)
--------------------------------------------------------------------------------
WARRANTS (0.0%)
================================================================================
COLOMBIA (0.0%)
  Occidente y Caribe Celular,
    expiring 3/15/04                               25,790 (f)(g)      $       --@
================================================================================
NIGERIA (0.0%)
  Central Bank of Nigeria,
    expiring 11/15/20                                 250 (f)(g)              --@
================================================================================
UNITED STATES (0.0%)
  SW Acquisition LP, expiring 4/1/11                  220 (b)(g)              --@
================================================================================
VENEZUELA (0.0%)
  Republic of Venezuela Oil-Linked
    Payment Obligation,
    expiring 4/15/20                                  950 (e)                 --@
================================================================================
TOTAL WARRANTS
  (Cost $23)                                                                  --@
================================================================================

                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.8%)
================================================================================
UNITED STATES (1.8%)
REPURCHASE AGREEMENT (1.6%)
  J.P. Morgan Securities, Inc., 0.75%,
    dated 12/31/03, due 1/2/04,
    repurchase price $610                     $       610 (h)                610
================================================================================
U.S. TREASURY BILL (0.2%)
  United States Treasury Bill,
    0.94%, 1/15/04                                    100                    100
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $710)                                                                710
================================================================================
TOTAL INVESTMENTS (100.0%)
  (Cost $36,664)                                                          38,488
================================================================================

                                                   AMOUNT                 AMOUNT
                                                    (000)                  (000)
--------------------------------------------------------------------------------
ASSETS
  Interest Receivable                         $       815
  Due from Broker                                     190
  Receivable for Investments Sold                      26
    Other                                               2             $    1,033
================================================================================
LIABILITIES
    Payable For:
      Reverse Repurchase Agreements                (5,695)
      Dividends Declared                             (496)
      Net Unrealized Depreciation on
        Foreign Currency Exchange
        Contracts                                     (49)
      Directors' Fees and Expenses                    (37)
      Investment Advisory Fees                        (28)
      Bank Overdraft                                   (6)
      Custodian Fees                                   (5)
      Administrative Fees                              (5)
      Other Liabilities                               (51)                (6,372)
================================================================================
NET ASSETS
  Applicable to 4,190,803 issued and
    outstanding $ 0.01 par value shares
    (100,000,000 shares authorized)                                   $   33,149
================================================================================
NET ASSET VALUE PER SHARE                                             $     7.91
================================================================================
AT DECEMBER 31, 2003, NET ASSETS CONSISTED
  OF:
  Common Stock                                                        $       42
  Paid-in Capital                                                         58,300
  Undistributed (Distributions in Excess of)
    Net Investment Income                                                    (42)
  Accumulated Net Realized Gain (Loss)                                   (26,841)
  Unrealized Appreciation (Depreciation) on
    Investments, Foreign Exchange Contracts
    and Translations and Futures Contracts                                 1,690
================================================================================
TOTAL NET ASSETS                                                      $   33,149
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

STATEMENT OF NET ASSETS
(CONT'D)                       STATEMENT OF NET ASSETS
                               DECEMBER 31, 2003

(a) -- Security is in default.
(b) -- 144A Security - certain conditions for public sale may exist.
(c) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2003. Maturity date disclosed is the ultimate maturity.
(d) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of December 31, 2003 - see Note A-3 to financial statements.
(e) -- Variable/floating rate security - rate disclosed is as of December 31, 2003.
(f) -- Securities valued at fair value - see note A-1 to financial statements. At December 31, 2003, the Fund held $5,000 of fair-valued securities, representing less than 0.05% of net assets.
(g) -- Non-income producing.
(h) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Face Amount/Value is less than $500.
EUR -- Euro
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
SEK -- Swedish Krona


================================================================================
FUTURES CONTRACTS:
  The Fund had the following futures contracts open at period end:

                                                                        NET
                                                                    UNREALIZED
                         NUMBER                                    APPRECIATION
                          OF           VALUE      EXPIRATION      (DEPRECIATION)
                       CONTRACTS       (000)         DATE              (000)
--------------------------------------------------------------------------------
SHORT:
5 Year U.S.
 Treasury Note                80      $8,930       March-04          $   (65)
10 Year U.S.
 Treasury Note                24      $2,694       March-04          $   (21)
--------------------------------------------------------------------------------
                                                                     $   (86)
================================================================================

================================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  The Fund had the following foreign currency exchange contract(s) open at period end:

                                                                        NET
CURRENCY                                     IN                     UNREALIZED
   TO                                     EXCHANGE                 APPRECIATION
DELIVER          VALUE     SETTLEMENT       FOR         VALUE     (DEPRECIATION)
 (000)           (000)        DATE         (000)        (000)          (000)
================================================================================
EUR 470          $ 591       1/26/04     US$    555    $   555    $         (36)
EUR 135            170       1/26/04     US$    159        159              (11)
EUR  80            101       1/26/04     US$    100        100               (1)
SEK 250            35        3/19/04     US$     34         34               (1)
--------------------------------------------------------------------------------
                 $ 897                                 $   848    $         (49)
================================================================================


                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                         PERCENT
                                                  VALUE                 OF TOTAL
INDUSTRY                                          (000)               INVESTMENTS
--------------------------------------------------------------------------------
Sovereign & Emerging Markets                  $      17,735                 46.1%
Building Materials & Components                         386                  1.0
Cable                                                   598                  1.6
Chemicals                                             1,321                  3.4
Energy                                                2,811                  7.3
Financial                                               994                  2.6
Food & Beverage                                         514                  1.3
Gaming                                                  782                  2.0
General Industrial                                      532                  1.4
Healthcare                                              680                  1.8
Hotel & Lodging                                         451                  1.2
Industrial                                            2,818                  7.3
Media & Entertainment                                   880                  2.3
Retail                                                  400                  1.0
Telecommunications                                    1,553                  4.0
Utilities-Electric                                      466                  1.2
Other                                                 5,567                 14.5
--------------------------------------------------------------------------------
                                              $      38,488                100.0%
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                       YEAR ENDED
                                                                                DECEMBER 31, 2003
                                                                                            (000)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                                                             $    3,175
  Dividends                                                                                    14
=================================================================================================
    TOTAL INCOME                                                                            3,189
=================================================================================================
EXPENSES
  Investment Advisory Fees                                                                    304
  Professional Fees                                                                            89
  Stockholder Reporting Expenses                                                               39
  Administrative Fees                                                                          36
  Custodian Fees                                                                               36
  Interest Expense on Reverse Repos                                                            32
  Stockholder Servicing Agent                                                                  20
  Directors' Fees and Expenses                                                                 10
  Other Expenses                                                                               38
=================================================================================================
    TOTAL EXPENSES                                                                            604
=================================================================================================
      NET INVESTMENT INCOME                                                                 2,585
=================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                              (2,095)
  Foreign Currency Transactions                                                              (117)
  Futures Contracts                                                                          (218)
=================================================================================================
    NET REALIZED GAIN (LOSS)                                                               (2,430)
=================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                               8,607
  Foreign Currency Translations                                                                 3
  Futures Contracts                                                                            16
=================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                        8,626
=================================================================================================
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)               6,196
=================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $    8,781
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED          YEAR ENDED
                                                            DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                        (000)               (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income                                            $    2,585          $    2,867
  Net Realized Gain (Loss)                                             (2,430)            (10,176)
  Change in Unrealized Appreciation (Depreciation)                      8,626               6,170
=================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS                                                        8,781              (1,139)
=================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                (2,130)             (2,997)
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (2,898 in 2002)                            --                  24
-------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                             6,651              (4,112)
=================================================================================================
Net Assets:
  Beginning of Period                                                  26,498              30,610
=================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS
    IN EXCESS OF) NET INVESTMENT INCOME OF $(42) AND
    $(384), RESPECTIVELY)                                          $   33,149          $   26,498
=================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS

                                                                                       YEAR ENDED
                                                                                DECEMBER 31, 2003
                                                                                            (000)
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from Sales and Maturities of Long-Term Investments                         $    46,698
  Purchases of Long-Term Investments                                                      (46,886)
  Net (Increase) Decrease in Short-Term Investments                                           337
  Net Increase (Decrease) in Foreign Currency Holdings                                         13
  Net Realized Gain (Loss) on Foreign Currency Transactions                                  (117)
  Net Realized Gain (Loss) on Futures Contracts                                              (218)
  Net Investment Income                                                                     2,585
  ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED BY
    OPERATING ACTIVITIES:
    Net (Increase) Decrease in Receivables Related to Operations                             (107)
    Net Increase (Decrease) in Payables Related to Operations                                  22
    Accretion/Amortization of Discounts and Premiums                                         (256)
-------------------------------------------------------------------------------------------------
  Net Cash Provided by Operating Activities                                                 2,071
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Received for Reverse Repurchase Agreements                                          62,643
  Cash Paid for Reverse Repurchase Agreements                                             (62,431)
  Cash Distributions Paid                                                                  (2,283)
-------------------------------------------------------------------------------------------------
  Net Cash Used for Financing Activities                                                   (2,071)
-------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Cash                                                              --
CASH AT BEGINNING OF PERIOD                                                                    --
-------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                 $        --
=================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

SELECTED PER SHARE DATA AND
RATIOS                         FINANCIAL HIGHLIGHTS

                                                                              YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                          2003           2002           2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     6.32     $     7.31     $     9.01     $    10.56     $     9.64
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        0.62+          0.68+          0.95           1.19           1.15
Net Realized and Unrealized Gain (Loss) on
  Investments                                                1.48          (0.95)         (1.67)         (1.61)          0.82
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         2.10          (0.27)         (0.72)         (0.42)          1.97
-----------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                                     (0.51)         (0.72)         (0.98)         (1.13)         (1.05)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $     7.91     $     6.32     $    7 .31     $     9.01     $    10.56
=============================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD                  $     7.75     $     5.87     $     7.06     $     7.75     $     8.38
=============================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                              41.53%         (7.03)%         3.51%          5.05%         12.88%
  Net Asset Value (1)                                       34.16%         (3.33)%        (7.82)%        (3.14)%        22.73%
=============================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                  $   33,149     $   26,498     $   30,610     $   37,662     $   44,164
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                      1.99%          2.87%          3.61%          3.03%          2.60%
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                           1.88%          2.15%          2.12%          1.91%          2.08%
Ratio of Net Investment Income to Average Net Assets         8.51%         10.23%         11.49%         11.53%         11.53%
Portfolio Turnover Rate                                       132%           101%           122%           163%           125%
-----------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+   Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

NOTES TO FINANCIAL STATEMENTS
(CONT'D)                       DECEMBER 31, 2003

     Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds and emerging market debt securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities pur-

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

     chased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

     At December 31, 2003, the Fund had reverse repurchase agreements outstanding with Lehman Brothers and UBS Warburg as follows:

                                                            MATURITY IN
                                                              LESS THAN
     LEHMAN BROTHERS AGREEMENT                                 365 DAYS
     ------------------------------------------------------------------
     Value of Securities Subject to Repurchase             $  1,112,000
     Liability Under Reverse Repurchase
       Agreement                                           $  1,113,000
     Weighted Average Days to Maturity                                9

                                                            MATURITY IN
                                                              LESS THAN
     UBS WARBURG AGREEMENT                                     365 DAYS
     ------------------------------------------------------------------
     Value of Securities Subject to Repurchase             $  4,558,000
     Liability Under Reverse Repurchase
       Agreement                                           $  4,582,000
     Weighted Average Days to Maturity                                7

     The weighted average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 2003, was approximately $5,989,000 at a weighted average interest rate of 1.54%.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

NOTES TO FINANCIAL STATEMENTS
(CONT'D)                       DECEMBER 31, 2003

     attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

8. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as ("variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003

     on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to stockholders are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Investment Management Inc. provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C.   ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate
J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. The Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf. An employee of the Administrator is an Officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2002 were as follows:

     2003 DISTRIBUTIONS            2002 DISTRIBUTIONS
         PAID FROM:                    PAID FROM:
           (000)                         (000)
----------------------------     ----------------------
                   LONG-TERM                  LONG-TERM
     ORDINARY        CAPITAL     ORDINARY       CAPITAL
       INCOME           GAIN       INCOME          GAIN
-------------------------------------------------------
       $2,130            $--       $2,997           $--

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED                UNDISTRIBUTED
     ORDINARY INCOME          LONG-TERM CAPITAL GAIN
          (000)                       (000)
----------------------------------------------------
          $179                        $--
----------------------------------------------------

At December 31, 2003, the U.S. Federal income tax cost basis of investments (excluding foreign currency) was 36,740,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $1,748,000 of which $3,543,000

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

NOTES TO FINANCIAL STATEMENTS
(CONT'D)                       DECEMBER 31, 2003

related to appreciated securities and $1,795,000 related to depreciated securities.

At December 31, 2003, the Fund had a capital loss carryfor-ward for U.S. Federal income tax purposes of approximately $25,995,000 to offset against future capital gains of which $10,810,000 will expire on December 31, 2006, $1,956,000 will expire on December 31, 2007, $1,037,000 will expire on December 31, 2009, $6,605,000 will expire on December 31, 2010 and $5,587,000 will expire on December 31, 2011.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2003, the Fund deferred to January 1, 2004, for U.S. Federal income tax purposes, post-October capital losses of $470,000 and post-October currency losses of $15,000.

F. OTHER: For the year ended December 31, 2003, the Fund made purchases and sales totaling $46,145,000 and $46,651,000 respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

A significant portion of the Fund's total investments consist of U.S. high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

Emerging market and high yield investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.

On December 15, 2003, the Board of Directors declared a distribution of $0.1183 per share, derived from net investment income, payable on January 9, 2004, to stockholders of record on December 24, 2003.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

INDEPENDENT AUDITORS' REPORT   DECEMBER 31, 2003


TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") as of December 31, 2003, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Opportunity Bond Fund, Inc. at December 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2004

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

DIRECTOR AND OFFICER
INFORMATION (UNAUDITED)        OVERVIEW

INDEPENDENT DIRECTORS:

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS IN
                                           TERM OF                                       FUND
                                           OFFICE AND                                    COMPLEX
                             POSITION(S)   LENGTH OF                                     OVERSEEN
NAME, AGE AND ADDRESS OF     HELD WITH     TIME          PRINCIPAL OCCUPATION(S) DURING  BY             OTHER DIRECTORSHIPS HELD BY
DIRECTOR                     REGISTRANT    SERVED*       PAST 5 YEARS                    DIRECTOR**     DIRECTOR
---------------------------  ------------  ------------  ------------------------------  -------------  ----------------------------
Michael Bozic (62)           Director      Director      Retired; Director or Trustee    208            Director of Weirton Steel
c/o Kramer Levin Naftalis &                since 2003    of the Retail Funds and the                    Corporation.
Frankel LLP                                              Institutional Funds; formerly
Counsel to the Independent                               Vice Chairman of Kmart
Directors                                                Corporation, Chairman and
919 Third Avenue                                         Chief Executive Officer of
New York, NY 10022                                       Levitz Furniture Corporation
                                                         and President and Chief
                                                         Executive Officer of Hills
                                                         Department Stores; formerly
                                                         variously Chairman, Chief
                                                         Executive Officer, President
                                                         and Chief Operating Officer of
                                                         the Sears Merchandise Group of
                                                         Sears, Roebuck & Co.

Edwin J. Garn (71)           Director      Director      Director or Trustee of the      208            Director of Franklin Covey
Summit Ventures LLC                        since 2003    Retail Funds and the                           (time management systems),
One Utah Center                                          Institutional Funds; member of                 BMW Bank of North America,
201 South Main Street                                    the Utah Regional Advisory                     Inc. (industrial loan
Salt Lake City, UT 84111                                 Board of Pacific Corp.;                        corporation), United Space
                                                         formerly United States Senator                 Alliance (joint venture
                                                         (R-Utah) and Chairman, Senate                  between Lockheed Martin and
                                                         Banking Committee, Mayor of                    The Boeing Company) and
                                                         Salt Lake City, Utah,                          Nuskin Asia Pacific
                                                         Astronaut, Space Shuttle                       (multilevel marketing);
                                                         Discovery and Vice Chairman,                   member of the board of
                                                         Huntsman Corporation (chemical                 various civic and charitable
                                                         company).                                      organizations.

Wayne E. Hedien (69)         Director      Director      Retired; Director or Trustee    208            Director of the PMI Group
WEH Associates                             since 2003    of the Retail Funds and the                    Inc. (private mortgage
5750 Old Orchard Road                                    Institutional Funds; formerly                  insurance); Trustee and Vice
Suite 530                                                associated with the Allstate                   Chairman of the Field Museum
Skokie, IL 60077                                         Companies, most recently as                    of Natural History; director
                                                         Chairman of The Allstate                       of various other business
                                                         Corporation and Chairman and                   and charitable
                                                         Chief Executive Officer of its                 organizations.
                                                         wholly-owned subsidiary,
                                                         Allstate Insurance Company.

Dr. Manuel H. Johnson (54)   Director      Director      Chairman of the Audit           208            Director of NVR, Inc. (home
Johnson Smick                              since 2003    Committee and Director or                      construction); Chairman and
International, Inc.                                      Trustee of the Retail Funds                    Trustee of the Financial
2099 Pennsylvania Avenue,                                and the Institutional Funds;                   Accounting Foundation
NW Suite 950                                             Senior Partner, Johnson Smick                  (oversight organization of
Washington, D.C. 20006                                   International, Inc.                            the Financial Accounting
                                                         (consulting firm); Co-Chairman                 Standards Board); Director
                                                         and a founder of the Group of                  of RBS Greenwich Capital
                                                         Seven Council (G7C), an                        Holdings (financial holdings
                                                         international economic                         company).
                                                         commission; formerly Vice
                                                         Chairman of the Board of
                                                         Governors of the Federal
                                                         Reserve System and Assistant
                                                         Secretary of the U.S.
                                                         Treasury.

Joseph J. Kearns (61)        Director      Director      Deputy Chairman of the Audit    209            Director of Electro Rent
Kearns & Associates LLC                    since 1994    Committee and Director or                      Corporation (equipment
PMB754                                                   Trustee of the Retail Funds                    leasing), The Ford Family
23852 Pacific Coast Hwy.                                 and the Institutional Funds;                   Foundation and the UCLA
Malibu, CA 90265                                         previously Chairman of the                     Foundation.
                                                         Audit Committee of the
                                                         Institutional Funds;
                                                         President, Kearns & Associates
                                                         LLC (investment consulting);
                                                         formerly CFO of The J. Paul
                                                         Getty Trust.

Michael Nugent (67)          Director      Director      Chairman of the Insurance       208            Director of various business
Triumph Capital, L.P.                      since 2001    Committee and Director or                      organizations.
445 Park Avenue, 10th Floor                              Trustee of the Retail Funds
New York, NY 10022                                       and the Institutional Funds;
                                                         General Partner of Triumph
                                                         Capital, L.P., (private
                                                         investment partnership);
                                                         formerly Vice President,
                                                         Bankers Trust Company and BT
                                                         Capital Corporation.

Fergus Reid (71)             Director      Director      Chairman of the Governance      209            Trustee and Director of
Lumelite Plastics                          since 2001    Committee Director or Trustee                  certain investment companies
85 Charles Coleman Blvd.                                 of the Retail Funds and the                    in the JPMorgan Funds
Pawling, NY 12564                                        Institutional Funds; Chairman                  complex managed by JP Morgan
                                                         of Lumelite Plastics                           Investment Management Inc.
                                                         Corporation.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

DIRECTOR AND OFFICER
INFORMATION (CONT'D)           OVERVIEW

INTERESTED DIRECTORS:

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS IN
                                           TERM OF                                       FUND
                                           OFFICE AND                                    COMPLEX
                             POSITION(S)   LENGTH OF                                     OVERSEEN
NAME, AGE AND ADDRESS OF     HELD WITH     TIME          PRINCIPAL OCCUPATION(S) DURING  BY             OTHER DIRECTORSHIPS HELD BY
DIRECTOR                     REGISTRANT    SERVED*       PAST 5 YEARS                    DIRECTOR**     DIRECTOR
---------------------------  ------------  ------------  ------------------------------  -------------  ----------------------------
Charles A. Fiumefreddo (70)  Chairman and  Chairman      Chairman and Director or        208            None
Morgan Stanley Funds         Director      and Director  Trustee of the Retail Funds
Harborside Financial Center                since         and the Institutional Funds;
Plaza Two 3rd Floor                        2003          formerly Chief Executive
Jersey City, NJ 07311                                    Officer of the Retail Funds.

James F. Higgins (55)        Director      Director      Director or Trustee of the      208            Director of AXA Financial,
Morgan Stanley                             since 2003    Retail Funds and the                           Inc. and The Equitable Life
Harborside Financial Center                              Institutional Funds; Senior                    Assurance Society of the
Plaza Two 2nd Floor                                      Advisor of Morgan Stanley;                     United States (financial
Jersey City, NJ 07311                                    Director of Morgan Stanley                     services).
                                                         Distributors Inc. and Dean
                                                         Witter Realty Inc.; previously
                                                         President and Chief Operating
                                                         Officer of the Private Client
                                                         Group of Morgan Stanley and
                                                         President and Chief Operating
                                                         Officer of Individual
                                                         Securities of Morgan Stanley.

Philip J. Purcell (60)       Director      Director      Director or Trustee of the      208            Director of American
Morgan Stanley                             since 2003    Retail Funds and the                           Airlines, Inc. and its
1585 Broadway 39th Floor                                 Institutional Funds; Chairman                  parent company, AMR
New York, NY 10036                                       of the Board of Directors and                  Corporation.
                                                         Chief Executive Officer of
                                                         Morgan Stanley and Morgan
                                                         Stanley DW Inc.; Director of
                                                         Morgan Stanley Distributors
                                                         Inc.; Chairman of the Board of
                                                         Directors and Chief Executive
                                                         Officer of Novus Credit
                                                         Services Inc.; Director and/or
                                                         officer of various Morgan
                                                         Stanley subsidiaries.

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

*** Additionally, a description of the Fund's proxy voting policies and procedures is available without charge at our website at www.morganstanley.com/im/legal, at the SEC's website at www.sec.gov or by calling 1(800) 281-2715.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

DIRECTOR AND OFFICER
INFORMATION (CONT'D)           OVERVIEW

OFFICERS:

                                                              TERM OF OFFICE AND
                                            POSITION(S) HELD  LENGTH OF TIME
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  WITH REGISTRANT   SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  ----------------  ------------------  --------------------------------------------------
Mitchell M. Merin (50)                      President         President since     President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                     2003                Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                                            Director and Chief Executive Officer of Morgan
New York, NY 10020                                                                Stanley Investment Advisors Inc. and Morgan
                                                                                  Stanley Services Company Inc.; Chairman, Chief
                                                                                  Executive Officer and Director of Morgan Stanley
                                                                                  Distributors Inc.; Chairman and Director of Morgan
                                                                                  Stanley Trust; Director of various Morgan Stanley
                                                                                  subsidiaries; President of the Institutional Funds
                                                                                  and the Retail Funds; Trustee and President of the
                                                                                  Van Kampen Open-End and Closed-End funds.

Ronald E. Robison (64)                      Executive Vice    Executive Vice      Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.   President and     President and       Director of Morgan Stanley Investment Management
1221 Avenue of the Americas 33rd Floor      Principal         Principal           Inc.; Managing Director of Morgan Stanley & Co.
New York, NY 10020                          Executive         Executive Officer   Incorporated; Managing Director of Morgan Stanley;
                                            Officer           since 2003          Managing Director, Chief Administrative Officer
                                                                                  and Director of Morgan Stanley Investment Advisors
                                                                                  Inc. and Morgan Stanley Services Company Inc.;
                                                                                  Chief Executive Officer and Director of Morgan
                                                                                  Stanley Trust; Executive Vice President and
                                                                                  Principal Executive Officer of the Institutional
                                                                                  Funds and the Retail Funds; previously President
                                                                                  and Director of the Institutional Funds.

Barry Fink (48)                             Vice President    Vice President      General Counsel and Managing Director of Morgan
Morgan Stanley Investment Management Inc.                     since 2003          Stanley Investment Management; Managing Director,
1221 Avenue of the Americas 22nd Floor                                            Secretary and Director of Morgan Stanley
New York, NY 10020                                                                Investment Advisors Inc. and Morgan Stanley
                                                                                  Services Company Inc.; Assistant Secretary of
                                                                                  Morgan Stanley DW Inc.; Vice President and General
                                                                                  Counsel of the Retail Funds; Vice President of the
                                                                                  Institutional Funds; Vice President and Secretary
                                                                                  of Morgan Stanley Distributors Inc.; previously
                                                                                  Secretary of the Retail Funds; previously Vice
                                                                                  President and Assistant General Counsel of Morgan
                                                                                  Stanley Investment Advisors Inc. and Morgan
                                                                                  Stanley Services Company Inc.

Joseph J. McAlinden (60)                    Vice President    Vice President      Managing Director and Chief Investment Officer of
Morgan Stanley Investment Management Inc.                     since 2003          Morgan Stanley Investment Advisors Inc. and Morgan
1221 Avenue of the Americas 33rd Floor                                            Stanley Investment Management Inc.; Director of
New York, NY 10020                                                                Morgan Stanley Trust, Chief Investment Officer of
                                                                                  the Van Kampen Funds; Vice President of the
                                                                                  Institutional Funds and the Retail Funds.

Stefanie V. Chang (36)                      Vice President    Vice President      Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     since 2001          Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                            Management Inc.; Vice President of the
New York, NY 10020                                                                Institutional Funds and the Retail Funds; formerly
                                                                                  practiced law with the New York law firm of Rogers
                                                                                  & Wells (now Clifford Chance US LLP).

James W. Garrett (34)                       Treasurer and     Treasurer since     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.   Chief Financial   2002                Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor      Officer           CFO since 2003      Management Inc.; Treasurer and Chief Financial
New York, NY 10020                                                                Officer of the Institutional Funds; previously
                                                                                  with Price Waterhouse LLP (now
                                                                                  PricewaterhouseCoopers LLP).

Michael J. Leary (37)                       Assistant         Assistant           Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.           Treasurer         Treasurer since     Administration, J.P. Morgan Investor Services Co.
73 Tremont Street                                             2003                (formerly Chase Global Funds Company); formerly
Boston, MA 02108                                                                  Audit Manager at Ernst & Young LLP.

Mary E. Mullin (36)                         Secretary         Secretary since     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     2001                Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                            Management Inc.; Secretary of the Institutional
New York, NY 10020                                                                Funds and the Retail Funds; formerly practiced law
                                                                                  with the New York law firms of McDermott, Will &
                                                                                  Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                                  LLP.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


Morgan Stanley Global Opportunity Bond Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353

ITEM 2.  CODE OF ETHICS.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) The Fund has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Fund has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)  Not applicable.

(f)

     (1)  The Fund Code of Ethics is attached hereto as Exhibit A.

     (2)  Not applicable.

     (3)  Not applicable.

For Retail and Institutional Funds

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

        2003

                                                        REGISTRANT         COVERED ENTITIES(1)
          AUDIT FEES                                    $   45,217                N/A

          NON-AUDIT FEES
              AUDIT-RELATED FEES                        $        0         $   93,000(2)
              TAX FEES                                  $    3,193(3)      $  163,414(4)
              ALL OTHER FEES                            $        0         $  341,775(5)
          TOTAL NON-AUDIT FEES                          $    3,193         $  598,189

          TOTAL                                         $   48,410         $  598,189

        2002

                                                        REGISTRANT         COVERED ENTITIES(1)
          AUDIT FEES                                    $   43,900                N/A

          NON-AUDIT FEES
              AUDIT-RELATED FEES                        $        0         $  179,000(2)
              TAX FEES                                  $    3,100(3)      $        0
              ALL OTHER FEES                            $        0         $  595,150(6)
          TOTAL NON-AUDIT FEES                          $    3,100         $  774,150

          TOTAL                                         $   47,000         $  774,150

          N/A- Not applicable, as not required by Item 4.

          (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

          (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

          (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax return.

          (4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of Passive Foreign Investment Company entities.

          (5) All Other Fees represent attestation services provided in connection with performance presentation standards.

          (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                           AS ADOPTED JULY 31, 2003(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.


--------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the following Audit services. All other Audit services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

  -  Statutory audits or financial audits for the Fund
  - Services associated with SEC registration statements (including new funds), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters
  - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit related" services rather than "audit" services)

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the following Audit-related services. All other Audit-related services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

  - Attest procedures not required by statute or regulation (including agreed upon procedures related to the Closed-End Fund asset coverage tests required by the rating agencies and/or lenders and agreed upon procedures related to fund profitability analysis in connection with 15c management contract renewal process
  - Services associated with registration statement with Japanese regulatory authorities, including issuance of consent and opinion for Morgan Stanley Asia-Pacific Fund
  -  Due diligence services pertaining to potential fund mergers
  -  Issuance of SAS-70 reports on internal controls of a service provider
  - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)
  - Information systems reviews not performed in connection with the audit (e.g., application data center and technical reviews)
  - General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the following Tax Services. All Tax services involving large and complex transactions not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies):

  -  U.S. federal, state and local tax planning and advice
  -  U.S. federal, state and local tax compliance
  -  International tax planning and advice
  -  International tax compliance
  - Review/preparation of federal, state, local and international income, franchise, and other tax returns
  -  Identification of Passive Foreign Investment Companies
  -  Preparation of local Indian Tax Returns
  -  Domestic and foreign tax planning, compliance, and advice
  - Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies
  - Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund's tax compliance function)
  - Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the following All Other services. Permissible All Other services not listed below must be specifically pre-approved by the

Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
  - Risk management advisory services, e.g., assessment and testing of security infrastructure controls

     The following is a list of the SEC's prohibited non-audit services. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions:
  - Bookkeeping or other services related to the accounting records or financial statements of the audit client
  -  Financial information systems design and implementation
  - Appraisal or valuation services, fairness opinions or contribution-in-kind reports
  -  Actuarial services
  -  Internal audit outsourcing services
  -  Management functions
  -  Human resources
  -  Broker-dealer, investment adviser or investment banking services
  -  Legal services
  -  Expert services unrelated to the audit

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the

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Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

     The Audit Committee will also review the internal auditor's annual internal audit plan to determine that the plan provides for the monitoring of the Independent Auditors' services.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     MORGAN STANLEY RETAIL FUNDS
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley & Co. Incorporated
     Morgan Stanley DW Inc.
     Morgan Stanley Investment Management
     Morgan Stanley Investments LP
     Van Kampen Asset Management Inc.
     Morgan Stanley Services Company, Inc.

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     Morgan Stanley Distributors Inc.
     Morgan Stanley Trust FSB

     MORGAN STANLEY INSTITUTIONAL FUNDS
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investments LP
     Morgan Stanley & Co. Incorporated
     Morgan Stanley Distribution, Inc.
     Morgan Stanley AIP GP LP
     Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

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ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund and its investment advisor's Proxy Voting Policies and Procedures are as follows:

I.   POLICY STATEMENT

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

PROXY RESEARCH SERVICES - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

VOTING PROXIES FOR CERTAIN NON-US COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

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To ensure consistency in voting proxies on behalf of its clients, MSIM
Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          -    Selection or ratification of auditors.

          -    Approval of financial statements, director and auditor reports.

          -    Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          -    General updating/corrective amendments to the charter.

          -    Elimination of cumulative voting.

          -    Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          CAPITALIZATION CHANGES

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          COMPENSATION

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

          ANTI-TAKEOVER MATTERS

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          -    Adoption of anti-greenmail provisions provided that the proposal:
               (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted AGAINST (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Creation of "blank check" preferred stock.

          -    Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          -    Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

          CORPORATE TRANSACTIONS

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

               (i)   Whether the stock option plan is incentive based;

               (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

               (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          ANTI-TAKEOVER PROVISIONS

          -    Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          -    Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          -    Confidential voting.

          -    Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -    Proposals that limit tenure of directors.

          -    Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          -    Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          -    Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -    Requiring shareholder approval of golden parachutes.

          -    Elimination of certain anti-takeover related provisions.

          -    Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

               (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

ITEM 8. [RESERVED.]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Fund's chief executive officer and chief financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the Fund's internal control over financial reporting that occurred during the registrant's most recent second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) [Attach the Code of Ethics]

(b)(1) [Attach the 302 Certification of Chief Executive Officer]

(b)(2) [Attach the 302 Certification of Chief Financial Officer]

[Note: the 906 Certifications are not exhibits to the Form but are filed with the Form.]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Morgan Stanley Global Opportunity Bond Fund, Inc.
            --------------------------------------------------------------------

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/18/2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/18/2004

By: /s/ James W. Garrett
   -----------------------------------------------------------------------------
Name:    James W. Garrett
Title:   Chief Financial Officer
Date:    2/18/2004